EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned, in his capacity as an officer of Cubic Corporation (the “Registrant”) hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The quarterly report of the Registrant on Form 10-Q for the period ended December 31, 2019, (the “Report”), which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bradley H. Feldmann
Bradley H. Feldmann
Chairman, President and Chief Executive Officer

Date: February 5, 2020